As filed with the Securities and Exchange Commission on August 20, 2001
                                                      Registration No. 333-67402
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                _______________

                        Post-Effective Amendment No. 1
                                      to
                                   Form S-8
                            REGISTRATION STATEMENT
                                     under
                          THE SECURITIES ACT OF 1933
                                 ____________
                         Charter Financial Corporation
            (Exact name of registrant as specified in its charter)

               United States                         Application Pending
(State or other jurisdiction of incorporation or      (I.R.S. Employer
               organization)                         Identification No.)

                                c/o CharterBank
                               600 Third Avenue
                             West Point, GA  31833
                                (706) 645-1391
         (Address, including Zip Code, of principal executive offices)
                                _______________
                            CharterBank 401(k) Plan
                           (Full title of the Plan)
                                _______________

                               Robert L. Johnson
                     President and Chief Executive Officer
                                  CharterBank
                               600 Third Avenue
                             West Point, GA  31833
                                (706) 645-1391

                                   Copy to:

                            V. Gerard Comizio, Esq.
                            Thacher Proffitt & Wood
                    1700 Pennsylvania Avenue, NW, Suite 800
                             Washington, DC  20006
                                (202) 347-8400
         (Name and address, including Zip Code, telephone number and area code, of agent for service)

                                _______________

                        CALCULATION OF REGISTRATION FEE
===================================================================================================================================
 Title of Securities    Amount to be Registered(1)   Proposed Maximum Offering  Proposed Maximum Aggregate        Amount of
 to be Registered                                        Price Per Share(2)          Offering Price(2)        Registration Fee(4)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock,
 $.01 par value                 105,800                       $10.00                    1,058,000                   $264.50
-----------------------------------------------------------------------------------------------------------------------------------
Plan Participation
 Interests(3)                        --                           --                           --                        --
====================================================================================================================================

(1) Based on the estimated number of shares of common stock of Charter Financial Corporation ("Charter Financial") that could be purchased under the CharterBank 401(k) Plan (the "Plan") with the current assets of the Plan.
(2) Estimated solely for purpose of calculating the registration fee in accordance with Rule 457(h) of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to which shares of common stock of Charter Financial offered pursuant to the Plan are deemed to be offered at $10 per share, the price at which shares of Charter Financial common stock are being offered to the public pursuant to the Registration Statement on Form S-1, as amended (Registration No. 333-57684).
(3) In addition, pursuant to Rule 416(c) under the Securities Act, this registration statement also covers an indeterminate amount of interests to be offered pursuant to the employee benefit plan described herein.
(4)  Previously Paid.
================================================================================
Note: This Post-Effective Amendment No. 1 to Form S-8 is submitted solely to update the Investment Election Form of CharterBank filed as Exhibit 4.2 to the Form S-8 filed August 13, 2001.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Point, State of Georgia on August 17, 2001.

                                    Charter Financial Corp.
                                    (Registrant)


                                    By: /s/ Robert L. Johnson
                                       ----------------------------------
                                    Robert L. Johnson
                                    President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                              Title                              Date
--------------------------  -------------------------------------------    ---------------
/s/ John W. Johnson, Jr.    Chairman of the Board                          August 17, 2001
--------------------------
John W. Johnson, Jr.

/s/ Robert L. Johnson       President, Chief Executive Officer and         August 17, 2001
--------------------------  Director (principal executive officer)
Robert L. Johnson

--------------------------  Director                                       August __, 2001
David Z. Cauble, III

/s/ Jane W. Darden          Director                                       August 17, 2001
--------------------------
Jane W. Darden

--------------------------  Director                                       August __, 2001
William B. Hudson

/s/ Thomas M. Lane          Director                                       August 17, 2001
--------------------------
Thomas M. Lane

/s/ R. Terry Taunton        Director                                       August 17, 2001
--------------------------
R. Terry Taunton

/s/ Curtis R. Kollar        Chief Financial Officer, Vice President        August 20, 2001
--------------------------  and Treasurer (principal accounting officer)
Curtis R. Kollar

          Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montgomery, State of Alabama, on August 17, 2001.

                                      CharterBank 401(k) Plan


                                      By:  /s/ J. Malcom Massey
                                         -------------------------------------
                                         Name: J. Malcom Massey
                                         Title:Trust Officer
                                               Pension & Benefit Trust Company

                                 EXHIBIT INDEX



Exhibit
Number                          Description
------                          -----------

4.1       The CharterBank 401(k) Plan and Adoption Agreement.*
4.2       Investment Election Form of CharterBank.
4.3 Articles of Organization of Charter Financial Corp., incorporated by reference to Exhibit 3.1, the Registrant's Registration Statement on Form S-1, dated March 27, 2001, as amended, Registration No. 333-57684, and any amendments thereto.*
4.4 By-Laws of Charter Financial Corp., incorporated by reference to the Registrant's Registration Statement on Form S-1, dated March 27, 2001, as amended, Registration No. 333-57684, and any amendments thereto.*
5 Opinion of Thacher Proffitt & Wood, counsel for Registrant, as to the legality of the securities being registered, incorporated by reference to Exhibit 5.1 to the Registrant's Registration Statement on Form S-1, dated March 27, 2001, as amended, Registration No. 333-57684, and any amendments thereto.*
23.1      Consent of Thacher Proffitt & Wood, incorporated by reference to
          Exhibit 23.1 to the Registrant's Registration Statement on Form S-1, dated March 27, 2001, as amended, Registration No. 333-57684, and any amendments thereto.*
23.2      Consent of KPMG LLP.*

* Previously filed on the Registration Statement on Form S-8 as filed by the Registrant with the Securities and Exchange Commission on August 13, 2001.